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                              [ARTHUR ANDERSEN LETTERHEAD]


                                                                  EXHIBIT 23.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into Vision-Sciences, Inc.'s previously filed Registration Statement File Nos. 33-57298, 33-80762, 33-80764, 333-72547 and 333-48654.

/s/ Arthur Andersen LLP

Boston, Massachusetts
May 15, 2002